German American Symbol: GABC February 3 & 4, 2021 Janney CEO Forum

Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com D. Neil Dauby, President and Chief Operating Officer (812) 482-0707 neil.dauby@germanamerican.com Bradley M. Rust, Senior Executive Vice President and CFO (812) 482-0718 brad.rust@germanamerican.com Presented By 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2019 as updated and supplemented by our other SEC reports filed from time to time. 3

• 73 Banking Offices • 800 Team Members Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $74 Million Annual Insurance Premiums Who We Are • $5.0 Billion Total Banking Assets • $2.0 Billion Investment and Trust Assets Under Management 4

COVID-19 Credit Risk Management • Industry Segment Risk Profile • COVID-19 Related Loan Deferrals • Paycheck Protection Program 5

Industry Segment Number of Loans Outstanding Balance % Of Total Loans (excludes PPP Loans) % of Industry Segment Under Deferral Lodging/Hotels 48 $134,599 4.6% 33.8% Student Housing 102 $86,696 3.0% 0.0% Retail Shopping/Strip Centers 64 $91,456 3.1% 0.0% Restaurants 175 $46,891 1.6% 1.2% Industry Segment Profiles Affected by COVID-19 As of December 31, 2020 (Dollars in Thousands) 6

Types of Loans Number of Loans Outstanding Balance % of Loan Category (Excludes PPP Loans) Commercial & Industrial Loans 9 $4,311 As of 12.31.20 As of 9.30.20 0.8% 1.2% Commercial Real Estate Loans 15 $43,951 3.0% 5.7% Agricultural Loans - - 0.0% 0.0% Consumer Loans 9 $80 n/m n/m Residential Mortgage Loans 4 $218 0.1% 0.5% Total 37 $48,560 1.7% 3.1% COVID-19 Related Loan Deferrals As of December 31, 2020 (Dollars in Thousands) n/m = not meaningful 7

SBA Payroll Protection Plan As of December 31, 2020 • 3,070 SBA payroll protection plan loans • $351 million originated • $186 million outstanding • $12.0 million potential fees (net) • $4.1 million remaining deferred fees (net) 8

Diversified Economic Base Regional Education, Health Care Manufacturing & Logistics Life Sciences & Technology EnergyMAJOR INDIANA EMPLOYERS: Education Indiana University Indiana University Southeast University of Southern Indiana Vincennes University Greater Clark County School Corp Evansville Vanderburgh County School Corp Monroe County School Corporation New Albany – Floyd County School Corp Health Care Indiana University Health Baptist Health Floyd Hospital Columbus Regional Hospital Clark Memorial Hospital Deaconess Health System Good Samaritan Hospital King’s Daughters’ Hospital Margaret Mary Hospital and Health Memorial Hospital St Vincent’s Medical Center Manufacturing & Logistics Aisin U.S.A. MFG, Inc. ALCOA Warrick Operations Amazon Fulfillment Service Batesville Services Inc Berry Global Best Chairs Inc Costco Home & Office Products Cummins, Inc. (Cummins Diesel) Faurecia Gladstone Grote Industries Inc Hillenbrand Inc Honda Manufacturing LLC Jasper Engines & Transmissions Kimball Electronics Kimball International, Inc. Koch Enterprises, Inc. Lowe’s Distribution Center MasterBrand Cabinets, Inc. NTN Driveshaft Inc OFS Brands (Office-Furniture Systems) TMMI Walmart Distribution Center Waupaca Foundry Inc Valeo Sylvania LLC Life Sciences & Technology Baxter BioPharma Solutions Crane Naval Surface Weapons Center Cook Group, Inc. Mead Johnson Nutrition Samtec Energy Duke Energy Vectren 9

Diversified Economic Base Regional Education Health Care & Social Assistance Manufacturing & Logistics Retail & GovernmentMAJOR KENTUCKY EMPLOYERS: Education University of Kentucky Western Kentucky University Daviess County Public School System Fayette County Public Schools Warren County Public Schools Health Care & Social Assistance Owensboro Health Regional Hospital Commonwealth Health Corp Baptist Health Lexington Family Bluegrass Federal Medical Center Lexington Clinic Pfc St. Joseph East Emergency St. Joseph Hospital UK Advance Eye Care UK Albert B Chandler Hospital US Veterans Medical Ctr VA Medical Center- Leestown Manufacturing & Logistics Bowling Green Metal Forming Fruit of the Loom Ashland Oil Corporate Headquarters Lexmark International Inc General Motors Co UPS Customer Center Lockheed Martin Conduent, Inc. Retail Amazon Houchens Industries Government Lexington-Fayette Urban County 10

Capitalize upon Market Strength & Growth Indiana Small MSA Market Expansion Market Total Market Deposits GABC Deposit Market Share*** Market Share Position*** # of Branches Heritage Markets* $ 5,885,297 33% #1 30 Evansville/Newburgh $ 6,311,228 9% #3 8 Bloomington $ 2,898,211 11% #4 3 Columbus $ 1,484,318 12% #3 4 Louisville MSA (Indiana Portion)** $ 3,888,456 6% #7 5 Total Indiana Growth Markets $ 14,582,213 * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd *** Source: FDIC 06/30/20 Statistics. 11

Capitalize upon Market Strength & Growth Kentucky Small MSA Market Expansion Market Total Market Deposits GABC Deposit Market Share* Market Share Position* # of Branches* Owensboro $ 2,970,664 5% #6 3 Bowling Green $ 2,959,761 9% #4 5 Lexington $ 9,430,592 .3% #24 2 Total Kentucky Growth Markets $ 15,361,017 Source: FDIC 06/30/20 Statistics 12

History of Superior Financial Performance Eleven Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 16 Consecutive Fiscal Years Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 ($1 - $5 billion Publicly-traded Companies) Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 13 Nine Years of Consecutive Cash Dividend Increases

Financial Trends 14

$2,956 $3,144 $3,929 $4,398 $4,978 1.24% 1.35% 1.38% 1.43% 1.32% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Millions) Total Assets Annualized Return on Assets 15

$1,990 $2,142 $2,728 $3,077 $3,088 81% 81% 78% 80% 82% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 $3,000 $3,250 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans 16

Loan Composition as of December 31, 2020 Total Loans $3,088.1 million Construction & Development Loans, $ 198.9 million, 6% Agricultural Loans, $ 385.4 million, 12% Commercial Real Estate Owner Occupied, $ 361.0 million, 12% Commercial Real Estate Non-Owner Occupied, $ 729.0 million, 24% Multi-Family Residential Properties, $ 221.5 million, 7% Commercial & Industrial Loans, $ 648.3 million, 21% Consumer Loans, $ 59.8 million, 2% Home Equity Loans, $ 220.3 million, 7% Residential Mortgage Loans, $ 264.1 million, 9% 17

0.14% 0.38% 0.34% 0.33% 0.44% 0.76% 0.63% 0.59% 0.56% 0.51%* 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Non-Performing Assets to Total Assets GABC Peer Group *Peer Group Information as of 09/30/20 18

$2,350 $2,484 $3,073 $3,430 $4,107 84% 84% 81% 82% 88% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits 19

Non-Interest Bearing Demand, $1,183.4 million, 29% Interest Bearing Demand, Savings & Money Market, $2,428.6 million, 59% Time Deposits, $494.5 million, 12% Deposit Composition as of December 31, 2020 Total Deposits $4,106.5 million 20 Year Cost of Deposits Cost of Funds 2016 0.23% 0.32% 2017 0.30% 0.40% 2018 0.50% 0.61% 2019 0.72% 0.83% 2020 0.35% 0.44% Q4 2020 0.17% 0.26%

$330 $365 $459 $574 $625 13.02% 13.82% 14.82% 14.98% 13.46% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Tangible Equity 21

$94,904 $99,909 $114,610 $145,225 $155,243 3.75% 3.76% 3.75% 3.92% 3.63% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Thousands) Net Interest Income Net Interest Margin (Tax-Equivalent) 22

$1,200 $1,750 $2,070 $5,325 $17,550 0.04% 0.04% 0.08% 0.17% 0.08% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Thousands) Provision for Credit Losses Net Charge-off to Average Loans 23

$32,013 $31,854 $37,070 $45,501 $54,474 24% 23% 24% 24% 26% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue 24

$76,587 $77,803 $93,553 $114,162 $117,123 58.3% 56.8% 60.6% 59.0% 55.0% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio 25

$35,184 $40,676 $46,529 $59,222 $62,210 $1.57 $1.77 $1.99 $2.29 $2.34 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Thousands, Except Per Share Amounts) Net Income & Earnings Per Share Earnings Per Share* *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 26

Why Invest in GABC? 27

$1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 GABC Earnings Per Share Growth * As of 12/31 for years shown *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 Why Invest in GABC? 28

$7.64 $8.62 $8.92 $10.40 $11.57 $11.94 $13.45 $13.81 $16.49 $18.63 GABC Tangible Book Value Per Share Why Invest in GABC? * As of 12/31 for years shown *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017 29

$12.13 $14.48 $18.95 $20.35 $22.21 $35.07 $35.33 $27.77 $35.62 $33.09 GABC Stock Price Appreciation Why Invest in GABC? As of 12/31 for years shown * *Stock Price adjusted for 3-for-2 stock split completed in 2017 30

• Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity Why Invest in GABC? 31

German American Bancorp, Inc. 32 Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com D. Neil Dauby, President and Chief Operating Officer (812) 482-0707 neil.dauby@germanamerican.com Bradley M. Rust, Senior Executive Vice President and CFO (812) 482-0718 brad.rust@germanamerican.com